SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2005
WESCO INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14989	25-1723342

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Station Square Drive, Suite 700
Pittsburgh, Pennsylvania	15219

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 454-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-1.1
EX-1.2
EX-4.1
EX-4.2
EX-4.4
EX-4.5

Item 1.01. Entry into a Material Definitive Agreement
2.625% Convertible Senior Debentures due 2025
     On September 21, 2005, WESCO International, Inc. (the “Company”) and WESCO Distribution, Inc. (“WESCO Distribution”) entered into a Purchase Agreement (the “Convertible Debentures Purchase Agreement”) with Lehman Brothers Inc. and Goldman, Sachs & Co. (collectively, the “Representatives”), as representatives of the initial purchasers named therein (the “Initial Purchasers”), relating to the issuance and sale by the Company to the Initial Purchasers of $125 million in aggregate principal amount of 2.625% Convertible Senior Debentures due 2025 (the “Convertible Debentures”) and an unconditional guarantee of the Convertible Debentures on an unsecured senior subordinated basis by WESCO Distribution (the “Convertible Debentures Guarantee”). The offering and sale of the Convertible Debentures and the Convertible Debentures Guarantee to the Initial Purchasers was completed on September 27, 2005. The Initial Purchasers exercised their option pursuant to the terms of the Convertible Debentures Purchase Agreement to purchase an additional $25 million in aggregate principal amount of Convertible Indentures. Under the terms of the Convertible Debentures Purchase Agreement, the Company and WESCO Distribution have agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Initial Purchasers may be required to make because of any of those liabilities.
     The Convertible Debentures and the Convertible Debentures Guarantee were issued pursuant to an Indenture, dated September 27, 2005 (the “Convertible Debentures Indenture”), by and among the Company, WESCO Distribution and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”), in a transaction exempt from the registration requirements under the Securities Act. The Convertible Debentures and the Convertible Debentures Guarantee were sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act.
     The Convertible Debentures will accrue interest at the rate of 2.625% per annum and be payable in cash semi-annually in arrears on each April 15 and October 15, commencing April 15, 2006. Beginning with the six-month interest period commencing October 15, 2010, the Company also will pay contingent interest in cash during any six-month interest period in which the trading price of the Convertible Debentures for each of the five trading days ending on the second trading day immediately preceding the first day of the applicable six-month interest period equals or exceeds 120% of the principal amount of the Convertible Debentures. During any interest period when contingent interest shall be payable, the contingent interest payable per $1,000 principal amount of Convertible Debentures will equal 0.25% of the average trading price of $1,000 principal amount of the Convertible Debentures during the five trading days immediately preceding the first day of the applicable six-month interest period.
     The Convertible Debentures are convertible into cash and, in certain circumstances, shares of the Company’s common stock, $.01 par value (the “Conversion Shares”), at any time on or after October 15, 2023, or prior to October 15, 2023 in certain circumstances. The Convertible Debentures will be convertible based on an initial conversion rate of 23.8872 shares of common stock per $1,000 principal amount of the Convertible Debentures (equivalent to an initial conversion price of approximately $41.86 per share). The conversion rate and the conversion price may be adjusted under certain circumstances.
     At any time on or after October 15, 2010, the Company may redeem all or a part of the Convertible Debentures at a redemption price equal to 100% of the principal amount of the Convertible Debentures plus accrued and unpaid interest (including contingent interest and additional interest, if any) to, but not including, the redemption date. Holders of Convertible Debentures may require the Company to repurchase all or a portion of their Convertible Debentures on October 15, 2010, October 15, 2015 and October 15, 2020 at a cash repurchase price equal to 100% of the principal amount of the Convertible Debentures, plus accrued and unpaid interest (including contingent interest and additional interest, if any) to, but not including, the repurchase date.
     If the Company undergoes certain fundamental changes prior to maturity, holders of Convertible Debentures will have the right, at their option, to require the Company to repurchase for cash some or all of their Convertible Debentures at a repurchase price equal to 100% of the principal amount of the Convertible Debentures being repurchased, plus accrued and unpaid interest (including contingent interest and additional interest, if any) to, but not including, the repurchase date. The Convertible Debentures Indenture limits the ability of the Company to consolidate or merge or to sell, convey, transfer or lease all or substantially all of its assets.
     If an event of default on the Convertible Debentures occurs, the principal amount of the Convertible Debentures, plus premium, if any, and accrued and unpaid interest (including contingent interest and additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the Convertible Debentures Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving the Company. The Convertible Debentures Indenture provides that events of default include, among other things, (i) failure to make the payment of any interest on the Convertible Debentures when due and payable, with the failure continuing for a period of 30 days; (ii) failure to make the payment of any principal on any of the Convertible Debentures when due and payable; (iii) failure to comply with covenants or agreements in the Convertible Debentures, the Convertible Debentures Indenture or related documents for 60 days after notice; (iv) a default by the Company or any of its significant subsidiaries under other debt obligations that results in acceleration of the maturity of that debt, or failure to pay any such debt at maturity, in an amount greater than $35 million; (v) certain events involving bankruptcy, insolvency or reorganization of the Company or any of its significant subsidiaries; and (vi) any judgment or judgments for the payment of money in an aggregate amount in excess of $35 million that is rendered against the Company or any of its significant subsidiaries and that is not waived, satisfied or discharged for any period of 60 days following such judgment and is not discharged, waived or stayed within 10 days after notice.
     The Company, WESCO Distribution and the Initial Purchasers entered into a Registration Rights Agreement, dated September 27, 2005 (the “Convertible Debentures Registration Rights Agreement”) with respect to the Convertible Debentures and the Convertible Debentures Guarantee. Pursuant to the Convertible Debentures Registration Rights Agreement, the Company and WESCO Distribution agreed to file a shelf registration statement within 210 days after the issue date of the Convertible Debentures to register the Convertible Debentures, the Convertible Debentures Guarantee and the Conversion Shares for resale under the Securities Act. The Company and WESCO Distribution will use their reasonable best efforts to cause the registration statement to become effective within 270 days after the issue date of the Convertible Debentures.
     The foregoing is a summary of the material terms and conditions of the Convertible Debentures Purchase Agreement, the Convertible Debentures Indenture and the Convertible Debentures Registration Rights Agreement and is not a complete discussion of those documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Convertible Debentures Purchase Agreement, the Convertible Debentures Indenture and the Convertible Debentures Registration Rights Agreement attached to this Current Report as Exhibits 1.1, 4.1 and 4.2, respectively, which are incorporated herein by reference. A form of Convertible Debenture also is attached as Exhibit 4.3.
7.50% Senior Subordinated Notes due 2017
     On September 22, 2005, WESCO Distribution and the Company entered into a Purchase Agreement (the “Notes Purchase Agreement”) with the Representatives, relating to the issuance and sale by WESCO Distribution to the Initial Purchasers of $125 million in aggregate principal amount of 7.50% Senior Subordinated Notes due 2017 (the “Notes”) and an unconditional guarantee of the Notes on an unsecured senior basis by the Company (the “Notes Guarantee”). The offering and sale of the Notes and the Notes Guarantee to the Initial Purchasers was completed on September 27, 2005. Under the terms of the Notes Debentures Purchase Agreement, the Company and WESCO Distribution have agreed to indemnify the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Initial Purchasers may be required to make because of any of those liabilities.
     The Notes and the Notes Guarantee were issued pursuant to an Indenture, dated September 27, 2005 (the “Notes Indenture”), by and among the Company, WESCO Distribution and the Trustee in a transaction exempt from the registration requirements under the Securities Act. The Notes and the Notes Guarantee were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.
     The Notes will accrue interest at the rate of 7.50% per annum and be payable in cash semi-annually in arrears on each April 15 and October 15, commencing April 15, 2006. At any time on or after October 15, 2010, WESCO Distribution may redeem all or a part of the Notes. Between October 15, 2010 and October 14, 2011, WESCO Distribution may redeem all or a part of the Notes at a redemption price equal to 103.750% of the principal amount. Between October 15, 2011 and October 14, 2012, WESCO Distribution may redeem all or a part of the Notes at a redemption price equal to 102.500% of the principal amount. Between October 15, 2012 and October 14, 2013, WESCO Distribution may redeem all or a part of the Notes at a redemption price equal to 101.250% of the principal amount. On and after October 15, 2013, WESCO

Distribution may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount.
     If WESCO Distribution undergoes a change of control prior to maturity, holders of Notes will have the right, at their option, to require WESCO Distribution to repurchase for cash some or all of their Notes at a repurchase price equal to 101% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.
     The Notes Indenture limits the ability of WESCO Distribution and its subsidiaries in certain circumstances to (i) incur more debt; (ii) pay dividends and make certain other restricted payments; (iii) make investments; (iv) create liens; (v) sell capital stock of subsidiaries; (vi) sell assets; (vii) enter into restrictions affecting the ability of WESCO Distribution’s significant subsidiaries to make distributions, loans or advances to WESCO Distribution; (viii) engage in certain transactions with affiliates; and (ix) merge or consolidate.
     If an event of default on the Notes occurs, the principal amount of the Notes, plus premium, if any, and accrued and unpaid interest (including additional interest, if any) may be declared immediately due and payable, subject to certain conditions set forth in the Notes Indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events of default involving WESCO Distribution. The Notes Indenture provides that events of default include, among other things, (i) failure to make the payment of any interest on the Notes when due and payable, with the failure continuing for a period of 30 days; (ii) failure to make the payment of any principal on any of the Notes when due and payable; (iii) failure to comply with covenants or agreements in the Notes, the Notes Indenture or related documents for a specified period after notice; (iv) a default by WESCO Distribution or any of its significant subsidiary under other debt obligations that results in acceleration of the maturity of that debt, or failure to pay any such debt at maturity, in an amount greater than $35 million; (v) certain events involving bankruptcy, insolvency or reorganization of WESCO Distribution or any of its significant subsidiaries; and (vi) any judgment or judgments for the payment of money in an aggregate amount in excess of $35 million that is rendered against WESCO Distribution or any of its significant subsidiaries and that is not waived, satisfied or discharged for any period of 60 days following such judgment and is not discharged, waived or stayed within 10 days after notice.
     The Company, WESCO Distribution and the Initial Purchasers entered into an Exchange and Registration Rights Agreement, dated September 27, 2005 (the “Notes Registration Rights Agreement”) with respect to the Notes and the Notes Guarantee. Pursuant to the Notes Registration Rights Agreement, the Company and WESCO Distribution agreed to file a registration statement within 210 days after the issue date of the Notes to register an exchange enabling holders of Notes to exchange the Notes and Notes Guarantee for publicly registered senior subordinated notes, and a similar unconditional guarantee of those notes by the Company, with substantially identical terms (except for terms relating to additional interest and transfer restrictions). The Company and WESCO Distribution will use their reasonable best efforts to cause the registration statement to become effective within 270 days after the issue date of the Notes and to complete the exchange offer as promptly as practicable but in no event later than

300 days after the issue date of the Notes. The Company and WESCO Distribution will file a shelf registration statement for the resale of the Notes if they cannot complete the exchange offer within the time periods listed above and in certain other circumstances.
     The foregoing is a summary of the material terms and conditions of the Notes Purchase Agreement, the Notes Indenture and the Notes Registration Rights Agreement and is not a complete discussion of those documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Notes Purchase Agreement, the Notes Indenture and the Notes Registration Rights Agreement attached to this Current Report as Exhibits 1.2, 4.4 and 4.5, respectively, which are incorporated herein by reference. A form of Note also is attached as Exhibit 4.6.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit 1.1	Purchase Agreement, dated September 21, 2005, by and among WESCO International, Inc., WESCO Distribution, Inc. and Lehman Brothers Inc. and Goldman Sachs & Co., as representatives of the initial purchasers named therein, relating to WESCO International, Inc.’s 2.625% Convertible Senior Debentures due 2025 (filed herewith).

Exhibit 1.2	Purchase Agreement, dated September 22, 2005, by and among WESCO International, Inc., WESCO Distribution, Inc. and Goldman Sachs & Co. and Lehman Brothers Inc., as representatives of the initial purchasers named therein, relating to WESCO Distribution, Inc.’s 7.50% Senior Subordinated Notes due 2017 (filed herewith).

Exhibit 4.1	Indenture, dated September 27, 2005, by and among WESCO International, Inc., WESCO Distribution, Inc. and J.P. Morgan Trust Company, National Association, as trustee, relating to WESCO International, Inc.’s 2.625% Convertible Senior Debentures due 2025 (filed herewith).

Exhibit 4.2	Registration Rights Agreement, dated September 27, 2005, by and among WESCO International, Inc., WESCO Distribution, Inc. and Lehman Brothers Inc. and Goldman Sachs & Co., as representatives of the initial purchasers named therein, relating to WESCO International, Inc.’s 2.625% Convertible Senior Debentures due 2025 (filed herewith).

Exhibit 4.3	Form of 2.625% Convertible Senior Debenture due 2025 (included in Exhibit 4.1).

Exhibit 4.4	Indenture, dated September 27, 2005, by and among WESCO International, Inc., WESCO Distribution, Inc. and J.P. Morgan Trust Company, National Association, as trustee, relating to WESCO Distribution, Inc.’s 7.50% Senior Subordinated Notes due 2017 (filed herewith).

Exhibit 4.5	Exchange and Registration Rights Agreement, dated September 27, 2005, by and among WESCO International, Inc., WESCO Distribution, Inc. and Goldman Sachs & Co. and Lehman Brothers Inc., as representatives of the initial purchasers named therein, relating to WESCO Distribution, Inc.’s 7.50% Senior Subordinated Notes due 2017 (filed herewith).

Exhibit 4.6	Form of 7.50% Senior Subordinated Note due 2017 (included in Exhibit 4.4).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO INTERNATIONAL, INC.

By:	/s/ Stephen A. Van Oss

Stephen A. Van Oss Senior Vice President and Chief Financial and Administrative Officer
Dated: September 27, 2005